Exhibit 10.14

TENTH AMENDMENT TO CREDIT AGREEMENT,

CONSENT AND JOINDER AGREEMENT

THIS TENTH AMENDMENT TO CREDIT AGREEMENT, CONSENT AND JOINDER AGREEMENT (this “Agreement”) dated as of November 7, 2019 (the “Tenth Amendment Effective Date”) is entered into among VENUS CONCEPT CANADA CORP., an Ontario corporation (“Venus Canada”), VENUS CONCEPT USA INC., a Delaware corporation (“Venus USA” and together with Venus Canada, each a “Borrower” and collectively, the “Borrowers”), VENUS CONCEPT LTD., an Israeli corporation (the “Parent”), VENUS CONCEPT INC., a Delaware corporation (the “Super Parent”), the Lenders party hereto and MADRYN HEALTH PARTNERS, LP, a Delaware limited partnership, as Administrative Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Existing Credit Agreement (as defined below) or the Amended Credit Agreement (as defined below), as the context shall require.

RECITALS

WHEREAS, the Borrowers, the Parent, the Guarantors, the Lenders and the Administrative Agent have entered into that certain Credit Agreement dated as of October 11, 2016 (as amended by that certain First Amendment to Credit Agreement and Investment Documents dated as of May 25, 2017, that certain Second Amendment to Credit Agreement and Consent Agreement dated as of February 15, 2018, that certain Third Amendment to Credit Agreement and Waiver dated as of August 14, 2018, that certain Fourth Amendment to Credit Agreement dated as of January 11, 2019, that certain Fifth Amendment to Credit Agreement dated as of March 15, 2019, that certain Sixth Amendment to Credit Agreement and Consent dated as of April 25, 2019, that certain Seventh Amendment to Credit Agreement, Consent and Waiver dated as of June 25, 2019, that certain Omnibus Amendment and Waiver dated as of July 26, 2019, and that certain Ninth Amendment to Credit Agreement dated as of August 14, 2019 and as further amended or modified from time to time, the “Existing Credit Agreement”);

WHEREAS, the Parent and the Super Parent intend to consummate the transactions contemplated by the Merger Agreement (including the repayment of certain existing Indebtedness for borrowed money of the Super Parent and the payment of fees and expenses in connection with the foregoing) on the Tenth Amendment Effective Date (collectively, the “Transactions”);

WHEREAS, the Super Parent intends to issue common equity interests in an aggregate amount of at least $20,000,000 (exclusive of any such investment by a Lender) not later than the close of business on the Tenth Amendment Effective Date, as contemplated by that certain Commitment Letter dated as of March 15, 2019, by and among the Administrative Agent, the Lenders, and the Loan Parties (as amended, restated, modified or otherwise supplemented from time to time, the “Debt Commitment Letter”) in connection with the consummation of the Transactions (the “Equity Contribution”);

WHEREAS, the Loan Parties have requested that (x) the Existing Credit Agreement be amended to provide for certain modifications of the terms of the Existing Credit Agreement, and (y) the Lenders and the Administrative Agent consent to the consummation of the Transactions on the Tenth Amendment Effective Date; and

WHEREAS, the Lenders are willing to amend the Existing Credit Agreement and provide their consent to the consummation of the Transactions by the Parent and the Super Parent, in each case, subject to the terms and conditions hereof;

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Amendments. Effective as of the Tenth Amendment Effective Date, the Existing Credit Agreement shall be amended as follows:

(a)    The Existing Credit Agreement is hereby amended by this Agreement and for ease of reference restated (after giving effect to this Agreement) in the form of Schedule 1 hereto (the Existing Credit Agreement, as so amended by this Agreement, being referred to as the “Amended Credit Agreement”).

(b)     Schedules 1.01, 6.06 – Part B, 6.10, 6.13(a), 6.13(b), 6.17, 6.20(a), 6.20(b), 6.20(c), 6.20(d), 6.22 and 11.02 to the Existing Credit Agreement are hereby amended to read as provided on Schedules 1.01, 6.06 – Part B, 6.10, 6.13(a), 6.13(b), 6.17, 6.20(a), 6.20(b), 6.20(c), 6.20(d), 6.22 and 11.02 hereto, respectively.

(c)    Exhibit E to the Existing Credit Agreement is hereby amended and restated to read, in its entirety, in the form of Exhibit E hereto. Exhibits F-1 and F-2 are hereby added to the Amended Credit Agreement in the form of Exhibit F-1 and F-2 hereto, respectively. Exhibits B-3, B-4, B-5 and F to the Existing Credit Agreement are hereby deleted in their entirety. Exhibit B-6 to the Existing Credit Agreement is hereby renumbered as Exhibit B-3 to the Amended Credit Agreement.

2.    Consent. Subject to the other terms and conditions of this Agreement, the Lenders and the Administrative Agent hereby consent to the consummation of the Transactions by the Parent and the Super Parent on the Tenth Amendment Effective Date. The above consent shall not otherwise modify or affect the Loan Parties’ obligations to comply fully with the terms of any duty, term, condition or covenant contained in the Amended Credit Agreement or any other Loan Document in the future and is limited solely to the matters set forth in this Section 2. Nothing contained in this Agreement shall be deemed to constitute a waiver of any duty, term, condition or covenant contained in the Amended Credit Agreement in the future, or any other rights or remedies the Administrative Agent or any Lender may have under the Amended Credit Agreement or any other Investment Documents or under applicable Law.

3.    Conditions Precedent. This Agreement shall be effective upon satisfaction of only the following conditions precedent:

(a)    receipt by the Administrative Agent of counterparts of (i) this Agreement duly executed by the Loan Parties (including, for the avoidance of doubt, the Super Parent), the Lenders and the Administrative Agent, (ii) that certain First Amendment to Warrant Issuance Agreement dated as of the Tenth Amendment Effective Date by and among the Lenders and the Parent, (iii) the Warrants duly executed by the Super Parent and Madryn Health Partners, LP or Madryn Health Partners (Cayman Master), LP, as applicable;

(b)     subject to Section 6(c) below, receipt by the Administrative Agent of (i) updated insurance certificates evidencing that the Super Parent, each of its Domestic Subsidiaries as they exist prior to the consummation of the Transactions and their respective properties are covered by insurance policies that are similar in scope and coverage to the Loan Parties’ insurance policies or newly obtained insurance policies that will be in effect on the Tenth Amendment Effective Date and (ii) evidence satisfactory to the Administrative Agent that the Administrative Agent has been named as additional insured (in the case of liability insurance) or lenders’ loss payee (in the case of property and casualty insurance) thereunder, in each case in the manner required by the Amended Credit Agreement and in accordance with past practice (together with applicable endorsements);

(c)    receipt by the Administrative Agent of customary opinions of counsel to the Loan Parties with respect to this Agreement, the Amended Credit Agreement, the transactions contemplated thereby, and the Transactions;

(d)    receipt by the Administrative Agent of a certificate of a Responsible Officer of each Loan Party, certifying that (i) no Event of Default has occurred and is continuing under Section 9.01(a), (f) or (g) of the Existing Credit Agreement; (ii) since the date of the Merger Agreement there has not been a Radiant Material Adverse Effect (as defined in the Merger Agreement); (iii) (x) the Merger Agreement is in full force and effect, (y) the closing of the Transactions shall have occurred on the Tenth Amendment Effective Date on the terms set forth in the Merger Agreement and in compliance with applicable Law and regulatory approvals, and (z) no provision of the Merger Agreement shall have been waived, amended, supplemented, or otherwise modified in a manner adverse to the Lenders in any material respect without the consent of the Administrative Agent (such consent not to be unreasonably withheld, delayed or conditioned) (for purposes of the foregoing condition, it is hereby understood and agreed that (A) any reduction in the Exchange Ratio (as defined in the Merger Agreement) in connection with the Merger Agreement, other than a reduction in the Exchange Ratio in accordance with the terms of the Merger Agreement (including, without limitation, working capital adjustments), shall be deemed to be materially adverse to the interests of the Lenders (in their capacities as such), (B) any increase in the Exchange Ratio in connection with the Merger Agreement shall not be materially adverse to the interests of the Lenders (in their capacities as such) so long as such increase is funded with common equity contributions, (C) any Exchange Ratio adjustment expressly contemplated by the Merger Agreement shall not be considered an amendment, waiver or other modification of the Merger Agreement, (D) any change to or consent granted under the definition of Radiant Material Adverse Effect (as defined in the Merger Agreement) shall be deemed to be materially adverse to the Lenders, (E) any action taken by the Super Parent or any of its Subsidiaries (including, without limitation, Radiant Merger Sub Ltd.) at the request of the Parent that would constitute an exception to Radiant Material Adverse Effect (as defined in the Merger Agreement) shall be deemed to be materially adverse to the interests of the Lenders (in their capacities as such), and (F) any action taken by the Parent or any of its Subsidiaries (including, without limitation, the Borrowers) at the request of the Super Parent or Radiant Merger Sub Ltd. that would constitute an exception to Radiant Material Adverse Effect (as defined in the Merger Agreement) shall be deemed to be materially adverse to the interests of the Lenders (in their capacities as such)); (iv) the Specified Representations (as defined in the Debt Commitment Letter) shall be true and correct in all material respects (or in all respects to the extent qualified by materiality) as of the Tenth Amendment Effective Date; and (v) the Specified Merger Agreement Representations are accurate in all respects to the extent that the Parent has the right to terminate its obligations under the Merger Agreement or not consummate the Transactions as a result of a breach of such representations in the Merger Agreement (for purposes hereof, “Specified Merger Agreement Representations” means such of the representations made by or on behalf of the Super Parent and its Subsidiaries (including, without limitation, Radiant Merger Sub Ltd.) in the Merger Agreement as are material to the interests of the Lenders);

(e)    receipt by the Administrative Agent of a certificate of the Super Parent’s chief financial officer certifying on behalf of the Super Parent and its Subsidiaries, that the Super Parent and its Subsidiaries (including, for the avoidance of doubt, the Loan Parties), on a consolidated basis after giving effect to this Agreement and the Transactions, are Solvent (provided, that, such certificate shall be in substantially the same form as the similar certificate provided by the Borrowers on the Funding Date);

(f)    receipt by the Administrative Agent of satisfactory evidence that all existing Indebtedness for borrowed money of the Super Parent and its Subsidiaries (excluding Indebtedness permitted to exist pursuant to Section 8.03 of the Amended Credit Agreement), shall be repaid in full and all security interests related thereto shall be terminated on or prior to the date hereof. For the avoidance of doubt, the Solar Indebtedness shall have been repaid in full and all security interests related thereto shall be terminated on or prior to the date hereof. For purposes hereof, “Solar Indebtedness” means the Indebtedness evidenced by that certain Loan and Security Agreement dated as of May 10, 2018 among Solar Capital Ltd., as collateral agent, the other lenders party thereto and the Super Parent;

(g)    receipt by the Administrative Agent of evidence reasonably satisfactory to the Administrative Agent that (i) after giving effect to the Transactions, the former shareholders of the Parent shall collectively own greater than fifty percent (50%) of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of the Super Parent on a fully-diluted basis, (ii) after giving effect to the Transactions, the Super Parent directly owns and controls 100% of the issued and outstanding Equity Interests of the Parent, and (iii) after giving effect to the Transactions, the Parent directly owns and controls 100% of the issued and outstanding Equity Interests of each Borrower;

(h)    the Loan Parties (including, for the avoidance of doubt, the Super Parent) and their respective Subsidiaries shall have provided at least three (3) Business Days prior to the Tenth Amendment Effective Date the documentation and other information to the Lenders that is required by regulatory authorities under applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Act, to the extent requested at least ten (10) Business Days prior to the Tenth Amendment Effective Date;

(i)    receipt by the Administrative Agent of the following, each of which shall be originals or pdf scans or facsimiles (in each case followed promptly by originals), in form and substance reasonably satisfactory to the Administrative Agent and its legal counsel:

(i)    (A) copies of the Organization Documents of the Super Parent certified to be true and complete as of a recent date by the appropriate Governmental Authority of the state or other jurisdiction of its incorporation or organization, where applicable, and certified by a secretary or assistant secretary of the Super Parent (or other Responsible Officer of the Super Parent) to be true and correct as of the Tenth Amendment Effective Date and (B) copies of the Articles of Association of the Parent, certified to be true and complete as of the Tenth Amendment Effective Date by a Responsible Officer of the Parent;

(ii)    (A) such certificates of resolutions or other action, incumbency certificates and/or other certificates of Responsible Officers of the Super Parent and the Parent as the Administrative Agent may require evidencing the identity, authority and capacity of each Responsible Officer thereof authorized to act as a Responsible Officer in connection with this Agreement and the other Investment Documents to which such Loan Party is a party and (B) without limiting the generality of the foregoing, (I) copies of resolutions of the Board of Directors of the Super Parent and the Parent, as are required to comply with applicable law and the Organization Documents of the Super Parent and the Parent, as the case may be (and in the case of the Parent, concluding that execution and delivery by the

Parent of this Agreement and any related documents, and the consummation of the transactions contemplated hereby, are for the commercial benefit of the company), (II) to the extent applicable, copies of the resolutions of any committee of the Board of Directors of the Parent and (III) if any transaction contemplated by any Investment Document involving the Parent qualifies as a transaction with an Interested Party (baa’l inyan) (as that term is defined in the Israeli Companies Law), resolutions of the audit committee, Board of Directors, and requisite shareholders of the Parent, as applicable in the relevant circumstances for the type of transaction and the category of Interest Party approving each Investment Document to which the Parent is a party and the performance of the Parent’s obligations thereunder, all in accordance with the Israeli Companies Law, Part VI, Chapter 5; and

(iii)    such documents and certifications as the Administrative Agent may require to evidence that each of the Super Parent and the Parent is duly organized or formed, and is validly existing, in good standing and qualified to engage in business in its state or other jurisdiction of organization or formation;

(j)    receipt by the Administrative Agent of evidence reasonably satisfactory to the Administrative Agent that the Permitted Senior Revolving Credit Lender has consented to the Transactions; and

(k)    receipt by the applicable party of all accrued fees and reasonable and documented out-of-pocket expenses of the Administrative Agent and the Lenders (including, without limitation, the fees and expenses of counsel for the Administrative Agent, subject to any applicable limitations with respect thereto set forth in the Debt Commitment Letter).

4.    Equity Contribution. The Loan Parties (including, for the avoidance of doubt, the Super Parent) hereby covenant and agree that by 5:00pm (Eastern time) on the Tenth Amendment Effective Date the Loan Parties (including, for the avoidance of doubt, the Super Parent) shall provide a certificate of a Responsible Officer of the Loan Parties certifying that (a) the Equity Contribution has been consummated on the Tenth Amendment Effective Date and (b) immediately after giving effect to this Agreement, the Transactions and the Equity Contribution, the Loan Parties shall have Unrestricted Cash of at least $20,000,000. Failure to comply with this Section 4 shall result in an immediate Event of Default.

5.    Joinder of Super Parent. Effective as of the Tenth Amendment Effective Date:

(a)    The Super Parent hereby acknowledges, agrees and confirms that, effective as of the Tenth Amendment Effective Date, by its execution of this Agreement, the Super Parent will be deemed to be a party to the Amended Credit Agreement and a “Guarantor” for all purposes of the Amended Credit Agreement, and shall have all of the obligations of a Guarantor thereunder as if it had executed the Amended Credit Agreement. The Super Parent hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions applicable to the Guarantors contained in the Amended Credit Agreement. Without limiting the generality of the foregoing terms of this Section 5(a), the Super Parent hereby jointly and severally together with the other Guarantors, guarantees to each Lender and the Administrative Agent, as provided in Article IV of the Amended Credit Agreement, as primary obligor and not as surety, the prompt payment and performance of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) strictly in accordance with the terms thereof.

(b)     The Super Parent hereby acknowledges, agrees and confirms that, effective as of the Tenth Amendment Effective Date, by its execution of this Agreement, the Super Parent will be deemed to be a party to the U.S. Security Agreement (the “Security Agreement”) and a “Grantor” for all purposes of the Security Agreement, and shall have all the obligations of a Grantor thereunder as if it had executed the Security Agreement. The Super Parent hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Security Agreement. Without limiting the generality of the foregoing terms of this Section 5(b), the Super Parent hereby grants to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, any and all right, title and interest of the Super Parent in and to the Collateral (as defined in the Security Agreement) of the Super Parent to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations (as defined in the Security Agreement).

(c)    The Super Parent hereby acknowledges, agrees and confirms that, effective as of the Tenth Amendment Effective Date, by its execution of this Agreement, the Super Parent will be deemed to be a party to the U.S. Pledge Agreement (the “Pledge Agreement”) and a “Pledgor” for all purposes of the Pledge Agreement, and shall have all the obligations of a Pledgor thereunder as if it had executed the Pledge Agreement. The Super Parent hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Pledge Agreement. Without limiting the generality of the foregoing terms of this Section 5(c), the Super Parent hereby grants, pledges and assigns to the Administrative Agent, for the benefit of the Secured Parties, a continuing security interest in, any and all right, title and interest of the Super Parent in and to the Equity Interests of the Parent owned by the Super Parent and all other Pledged Collateral (as defined in the Pledge Agreement) of the Super Parent to secure the prompt payment and performance in full when due, whether by lapse of time, acceleration, mandatory prepayment or otherwise, of the Secured Obligations (as defined in the Pledge Agreement).

(d)    The Super Parent hereby represents and warrants to the Administrative Agent and the Lenders that:

(i)    The Super Parent’s exact legal name and state of organization (or foreign equivalent) are as set forth on the signature pages hereto.

(ii)    The Super Parent’s tax payer identification number (or foreign equivalent) and organization number (or foreign equivalent) are set forth on Schedule 6.20(b) hereto.

(iii)    Except as set forth on Schedule 6.20(d) hereto, the Super Parent has not changed its legal name, changed its state of organization (or foreign equivalent), been party to a merger, amalgamation, consolidation or other change in structure in the five years preceding the date hereof.

(iv)    Schedule 5(d)(iii) hereto includes all commercial tort claims by or in favor of the Super Parent.

(e)    The address of the Super Parent for purposes of all notices and other communications is the address designated for all Loan Parties on Schedule 11.02 to the Amended Credit Agreement or such other address as the Super Parent may from time to time notify the Administrative Agent in writing.

(f)    Notwithstanding anything contained in this Agreement, the Amended Credit Agreement, or any other Loan Document to the contrary, it is hereby understood and agreed that, to the extent (i) any security interest in any Collateral of the Super Parent is not or cannot be perfected on the Tenth Amendment Effective Date (other than (A) certificated Equity Interests in Domestic Subsidiaries and (B) assets with respect to which a lien may be perfected by the filing of a financing statement under the Uniform Commercial Code) or (ii) the endorsements required to comply with Section 3(b) above cannot be obtained by the date hereof, in each case, after the Loan Parties’ use of commercially reasonable efforts to do so or without undue burden or expense, then the grant, provision and/or perfection of a security interest in such Collateral or the delivery of such endorsements, as applicable, shall not constitute a condition precedent to the effectiveness of this Agreement, but instead shall be required to be delivered within ninety (90) days of the Tenth Amendment Effective Date.

(g)    The Super Parent hereby waives acceptance by the Administrative Agent and the Lenders of the guaranty by the Super Parent under Article IV of the Amended Credit Agreement upon the execution of this Agreement by the Super Parent.

(h)    This Section 5 shall constitute a Joinder Agreement.

6.    Post-Closing Obligations.

(a)    On or before the date that is thirty (30) days after the Tenth Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), the Super Parent shall enter into such agreements as are deemed reasonably necessary by the Administrative Agent in its sole discretion in order to cause the Administrative Agent, for the benefit of the Lenders, to have a first-priority, perfected security interest in (i) any Canadian intellectual property of the Super Parent and (ii) any U.S. intellectual property of the Super Parent, including, without limitation, the Canadian Super Parent IP Security Agreement and any necessary or appropriate filings with the United States Copyright Office, the United States Patent and Trademark Office or the Canadian Intellectual Property Office.

(b)    On or before the date that is sixty (60) days after the Tenth Amendment Effective Date (or such later date as the Administrative Agent may agree in its sole discretion), (i) the Super Parent, and the Administrative Agent shall enter into the 2019 Israeli Pledge Agreement, (ii) the Super Parent shall deliver to the Administrative Agent and the Lenders customary opinions of counsel to the Super Parent with respect to the 2019 Israeli Pledge Agreement, (iii) the Parent shall deliver to the Administrative Agent the undertakings of the Parent in connection with the 2019 Israeli Pledge Agreement (which shall include the Parent’s undertaking to, inter alia, enter in the Parent’s shareholder register the details of the 2019 Israeli Pledge Agreement and pledge over the Equity Interests of the Parent; register all transfers of the pledged Equity Interests and consent to such transfers made pursuant to the exercise by the Administrative Agent of any of its rights under the 2019 Israel Pledge Agreement; not register any transaction which conflicts with the terms of the 2019 Israel Pledge Agreement; acknowledge and confirm correctness of a proxy granted by the Super Parent to the Administrative Agent with respect to the Equity Interests of the Parent; and upon the receipt of notice from the Administrative Agent with respect to an event of default under the 2019 Israel Pledge Agreement, transfer to the Administrative Agent, all payments or distributions due to Super Parent with respect to the assets of the Parent pledged under the 2019 Israel Pledge Agreement), (iv) the Super Parent shall cause to be made and procured all appropriate and timely filings, registrations and notifications with respect to the 2019 Israeli Pledge Agreement to ensure perfection of the security interests contemplated thereby, such filings, registrations and notifications to be made within one (1) week of the execution by the Super Parent and the Administrative Agent of the 2019 Israeli Pledge Agreement and the requisite forms to register such pledge with the Israeli Registrar of Pledges (or such later time as may be agreed to by the Administrative Agent, such agreement not to be unreasonably withheld), (v) the Parent and the

Administrative Agent shall, in connection with each Israeli Security Agreement (other than the 2019 Israeli Pledge Agreement) filed or registered prior to the Tenth Amendment Effective Date with or in the Israeli Companies Registrar or the Israeli Patent Office, jointly execute such notices of update to the Israeli Companies Registrar and to the Israeli Patent Office, respectively, with respect to this Agreement and the Amended Credit Agreement (and all prior amendments to the Amended Credit Agreement), as is deemed reasonably appropriate by the Administrative Agent in its sole discretion, and (vi) the Parent shall cause to be made and procured all appropriate filings and notifications of such notices as described in the foregoing clause (v) with or to the Israeli Companies Registrar or the Israeli Patent Office, respectively; provided, that, the Super Parent, the Parent and the Administrative Agent shall use commercially reasonable efforts to comply with this clause (b) on or before the date that is thirty (30) days after the Tenth Amendment Effective Date.

(c)    (i) On or before November 10, 2019 (or such later date as the Administrative Agent may agree in its sole discretion), the Super Parent shall deliver to the Administrative Agent the insurance certificates with respect to the Super Parent and its Subsidiaries evidencing maintenance of the insurance coverage required by Section 7.07 of the Amended Credit Agreement and (ii) on or before the date that is ninety (90) days after the Tenth Amendment Effective Date, the Super Parent shall deliver to the Administrative Agent the insurance endorsements with respect to the Super Parent and its Subsidiaries required to be delivered pursuant to Section 7.07 of the Amended Credit Agreement.

7.    Reaffirmation. Each of the Loan Parties acknowledges and reaffirms (a) that it is bound by all of the terms of the Investment Documents to which it is a party, (b) that it is responsible for the observance and full performance of all of the Obligations, including without limitation, the repayment of the Loans and (c) that the Existing Credit Agreement and the other Investment Documents shall remain in full force and effect according to their terms, except as expressly modified or waived by this Agreement. Furthermore, the Loan Parties acknowledge and confirm that by entering into this Agreement, the Administrative Agent and the Lenders do not, except as expressly set forth herein, waive or release any term or condition of the Amended Credit Agreement or any of the other Investment Documents or any of their rights or remedies under such Investment Documents or any applicable Law or any of the obligations of the Loan Parties thereunder.

8.    Miscellaneous.

(a)	This Agreement is a Loan Document.

(b)	The Loan Parties hereby represent and warrant as follows:

(i)    Each Loan Party has taken all necessary action to authorize the execution, delivery and performance of this Agreement.

(ii)    This Agreement has been duly executed and delivered by such Loan Party and constitutes such Loan Party’s legal, valid and binding obligations, enforceable in accordance with its terms, except as such enforceability may be limited by Debtor Relief Laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

(iii)    No consent, approval, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by any Loan Party of this Agreement except as have been made or obtained.

(c)    The Loan Parties represent and warrant to the Administrative Agent and the Lenders that after giving effect to this Agreement (i) the representations and warranties of the Loan Parties set forth in Article VI of the Amended Credit Agreement and in each other Loan Document are true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of the date hereof with the same effect as if made on and as of the date hereof, except to the extent such representations and warranties expressly relate solely to an earlier date in which case they shall be true and correct in all material respects (and in all respects if any such representation or warranty is already qualified by materiality or reference to Material Adverse Effect) as of such earlier date and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(d)    Each of the Loan Parties hereby affirms the Liens created and granted in the Loan Documents in favor of the Administrative Agent, for the benefit of the Secured Parties, and agrees that this Agreement does not adversely affect or impair such liens and security interests in any manner.

(e)    This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement.

(f)    If any provision of this Agreement is held to be illegal, invalid or unenforceable, (i) the legality, validity and enforceability of the remaining provisions of this Agreement shall not be affected or impaired thereby and (ii) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

(g)    THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. EACH BORROWER AND EACH OTHER LOAN PARTY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE ADMINISTRATIVE AGENT, ANY LENDER OR ANY RELATED PARTY OF THE FOREGOING IN ANY WAY RELATING TO THIS AGREEMENT OR ANY OTHER INVESTMENT DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY OTHER FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK AND ANY UNITED STATES DISTRICT COURT IN THE STATE OF NEW YORK, IN EACH CASE LOCATED IN NEW YORK COUNTY, NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE

HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR IN ANY OTHER INVESTMENT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER INVESTMENT DOCUMENT AGAINST THE BORROWERS OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

[remainder of page intentionally left blank]

Each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWERS:	VENUS CONCEPT CANADA CORP.,
an Ontario corporation

	By:	/s/ Domenic Serafino
	Name:	Domenic Serafino
	Title:	Chief Executive Officer

VENUS CONCEPT USA INC.,
a Delaware corporation

	By:	/s/ Domenic Serafino
	Name:	Domenic Serafino
	Title:	President

PARENT:	VENUS CONCEPT LTD.,
an Israeli corporation

	By:	/s/ Domenic Serafino
	Name:	Domenic Serafino
	Title:	Chief Executive Officer

SUPER PARENT:	VENUS CONCEPT INC.,
a Delaware corporation

	By:	/s/ Domenic Serafino
	Name:	Domenic Serafino
	Title:	Chief Executive Officer

VENUS CONCEPT CANADA CORP. AND VENUS CONCEPT USA INC.

TENTH AMENDMENT TO CREDIT AGREEMENT, CONSENT AND JOINDER AGREEMENT

ADMINISTRATIVE
AGENT:	MADRYN HEALTH PARTNERS, LP,
a Delaware limited partnership

	By:	MADRYN HEALTH ADVISORS, LP,
its General Partner

		By:	MADRYN HEALTH ADVISORS GP, LLC,
its General Partner

			By:	/s/ Peter Faroni
			Name:	Peter Faroni
			Title:	Member

VENUS CONCEPT CANADA CORP. AND VENUS CONCEPT USA INC.

TENTH AMENDMENT TO CREDIT AGREEMENT, CONSENT AND JOINDER AGREEMENT

LENDERS:	MADRYN HEALTH PARTNERS, LP,
a Delaware limited partnership

	By:	MADRYN HEALTH ADVISORS, LP,
its General Partner

		By:	MADRYN HEALTH ADVISORS GP, LLC,
its General Partner

			By:	/s/ Peter Faroni
			Name:	Peter Faroni
			Title:	Member

MADRYN HEALTH PARTNERS (CAYMAN MASTER), LP

	By:	MADRYN HEALTH ADVISORS, LP,
its General Partner

		By:	MADRYN HEALTH ADVISORS GP, LLC,
its General Partner

			By:	/s/ Peter Faroni
			Name:	Peter Faroni
			Title:	Member